LEGG MASON PARTNERS EQUITY TRUST SUPPLEMENT DATED JULY 31, 2015

TO THE PROSPECTUS OF

PERMAL ALTERNATIVE CORE FUND, DATED MAY 1, 2015

The following text replaces the section of the fund’s Prospectus titled “More on fund management — Portfolio managers” only with respect to the members of the Permal Investment Committee:

The Permal Investment Committee is also involved in advising with respect to the top-down allocation of investments of the fund. Its members are listed below:

Robert Kaplan, Co-Chief Investment Officer and Executive Vice President, Permal Group

Robert Kaplan is Co-Chief Investment Officer for the Permal Group, responsible for Permal Asset Management LLC asset allocation, performance monitoring and research, as well as being Chairman of the Investment Committee. He joined the Permal Group in 1996, focusing on the discovery and identification of independent, investment managers including the analysis of their styles and strategies. Before Permal Group, Mr. Kaplan was an audit manager at Ernst & Young in their financial services division. Mr. Kaplan holds an M.B.A. with honors from Columbia University in New York (2005) and a

B.S. in accounting from the State University of New York at Albany (1988). Mr. Kaplan was a licensed Certified Public Accountant in the State of New York.

Clark Fenton, Co-Chief Investment Officer and Executive Vice President, Permal Group

Clark Fenton is Co-Chief Investment Officer for Permal Group, responsible for Permal Investment Management Services Limited asset allocation, performance monitoring and research, and is a member of the Investment Committee as well as sitting on the Executive Committee. Mr. Fenton joined Fauchier Partners in 2003. Previously, he was a Vice President at Morgan Stanley in New York. He worked on the Equity Arbitrage desk within Equity Derivatives, trading special situations with hedge fund clients. Prior to that, he managed the firm’s hedge fund lending risk within the Prime Brokerage division. Mr. Fenton began his career trading fixed income securities for Montgomery Securities in San Francisco. He has a B.A. from Georgetown University’s School of Foreign Service and an M.B.A. from the University of Michigan.

Javier F. Dyer, Senior Investment Officer and Deputy Chief Investment Officer, Permal Group

Javier F. Dyer is Deputy Chief Investment Officer and a lead Portfolio Manager, as well as Senior Investment Officer on the Investment Committee. He is responsible for a number of client accounts with credit/event driven mandates and a member of the portfolio management team. Responsibilities include quantitative and qualitative due diligence on prospective hedge fund managers, especially those who manage fixed income, event driven and credit related strategies. He has been with the Permal Group since 2003. From 1999 to 2001, Mr. Dyer was a credit analyst for Atlantic Security Bank (now known as Credicorp Securities Inc.) in Miami where he supervised $300 million in emerging markets and high yield debt securities. Prior to that time, Mr. Dyer was a credit analyst at Banco de Credito del Peru in Lima, Peru. Mr. Dyer holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania (2003). He also holds a B.S. in Business Administration with a major in finance from Universidad de Lima, Peru (1996).

Christopher Fawcett, Senior Investment Officer, Permal Group

Christopher Fawcett is Senior Investment Officer and is a member of the Investment Committee. He co-founded Fauchier Partners in 1994, having previously worked at Euris SA, a French investment holding company with substantial investments in private equity and hedge funds. Beforehand, he worked at Morgan Grenfell, Industrial Technology Securities (a venture capital company of which he was co-founder), and at the Dumenil Group. Mr. Fawcett is a former Director of the Hedge Funds Standard Board Ltd., was a Director of the Alternative Investment Management Association (AIMA) from 2000 to 2012 — Chairman from 2002 to 2008 — and was a Director of the CFA Society UK Ltd. from 2007 to 2011. Mr. Fawcett has an M.A. in Law from Oxford University, an M.B.A. with distinction from INSEAD, and is a qualified Chartered Accountant.

Robert Discolo, Executive Vice President, Permal Group

Robert Discolo is Executive Vice President, Investments, at Permal Group, a role that encompasses the asset management team and investment processes, working alongside the Chief Investment Officers, as well as proprietary research capabilities. He is also a member of the Group’s Investment Committee. Mr. Discolo joined in 2015, having previously spent 14 years working at PineBridge Investments, where he was Managing Director and Head of Hedge Fund Solutions Group, ultimately responsible for managing proprietary and client assets in hedge funds and other alternative asset classes. Prior to joining PineBridge, Mr. Discolo spent seven years at Bank Julius Baer where he was head of the Public/Private Funds Group, and before that was at Merrill Lynch in Partnership Financing, having started at Drexel Burnham Lambert in their Fund Services Group. He has authored and co-authored several papers on alternative investing and is a frequent speaker at alternative investment conferences. Mr. Discolo is a CFA® Charterholder and holds an M.B.A. from Pace University, Lubin School of Business, New York, and a B.S. from St John’s University, Jamaica, New York.

Terrence Purcell, Executive Vice President, Permal Group

Terrence Purcell is Executive Vice President, Portfolio Management, at Permal Group. His responsibilities include management of the Group’s customized investment solution capabilities for institutional clients, with a particular focus on non-US clients, as well as overseeing the Investment Strategy group. Mr. Purcell is also a member of the Investment Committee. He joined the Group in 2015 from the State of Connecticut Retirement Plans and Trust Funds, where he was Principal Investment Officer at the $30 billion state plan. In this role, he was responsible for overseeing Alternative Investments (including hedge funds and real assets) and Private Equity. Before joining the State of Connecticut, Mr. Purcell spent 13 years running Riverside Growth Partners, an equity focused hedge fund, as founder and portfolio manager. He was previously at Mitchell Hutchins Asset Management Inc. where he finished as senior portfolio manager. He holds an M.B.A. in Finance from New York University Stern School of Business (1993) and a B.S. in Economics from the Wharton School of the University of Pennsylvania (1990).

Please retain this supplement for future reference.

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